Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Twelve Months Ended
	12/31/2012	12/31/2011	% Chg	12/31/2012	12/31/2011	% Chg
Operating Revenues
Wireless service	$14,949	$14,347	4.2%	$59,186	$56,726	4.3%
Data	8,103	7,581	6.9%	31,798	29,560	7.6%
Voice	5,464	5,994	-8.8%	22,619	25,126	-10.0%
Directory	-	781	-	1,049	3,293	-68.1%
Other	4,062	3,800	6.9%	12,782	12,018	6.4%
Total Operating Revenues	32,578	32,503	0.2%	127,434	126,723	0.6%

Operating Expenses
Cost of services and sales (exclusive of depreciation and amortization shown separately below)	17,552	16,865	4.1%	55,215	54,836	0.7%
Selling, general and administrative	16,412	17,145	-4.3%	41,079	41,382	-0.7%
Impairment of intangible assets	-	2,910	-	-	2,910	-
Depreciation and amortization	4,572	4,573	-	18,143	18,377	-1.3%
Total Operating Expenses	38,536	41,493	-7.1%	114,437	117,505	-2.6%
Operating Income (Loss)	(5,958)	(8,990)	33.7%	12,997	9,218	41.0%
Interest Expense	820	952	-13.9%	3,444	3,535	-2.6%
Equity in Net Income of Affiliates	215	135	59.3%	752	784	-4.1%
Other Income (Expense) - Net	12	117	-89.7%	134	249	-46.2%
Income (Loss) Before Income Taxes	(6,551)	(9,690)	32.4%	10,439	6,716	55.4%
Income Tax (Benefit) Expense	(2,772)	(3,062)	9.5%	2,900	2,532	14.5%
Net Income (Loss)	(3,779)	(6,628)	43.0%	7,539	4,184	80.2%
Less: Net Income Attributable to Noncontrolling Interest	(78)	(50)	-56.0%	(275)	(240)	-14.6%
Net Income (Loss) Attributable to AT&T	$(3,857)	$(6,678)	42.2%	$7,264	$3,944	84.2%

Basic Earnings (Loss) Per Share Attributable to AT&T	$(0.68)	$(1.12)	39.3%	$1.25	$0.66	89.4%
Weighted Average Common Shares Outstanding (000,000)	5,661	5,933	-4.6%	5,801	5,928	-2.1%

Diluted Earnings (Loss) Per Share Attributable to AT&T	$(0.68)	$(1.12)	39.3%	$1.25	$0.66	89.4%
Weighted Average Common Shares Outstanding with Dilution (000,000)	5,680	5,955	-4.6%	5,821	5,950	-2.2%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended			Twelve Months Ended

Wireless	12/31/2012	12/31/2011	% Chg	12/31/2012	12/31/2011	% Chg
Segment Operating Revenues
Service	$14,949	$14,347	4.2%	$59,186	$56,726	4.3%
Equipment	2,693	2,349	14.6%	7,577	6,489	16.8%
Total Segment Operating Revenues	17,642	16,696	5.7%	66,763	63,215	5.6%

Segment Operating Expenses
Operations and support	13,296	12,513	6.3%	43,296	41,282	4.9%
Depreciation and amortization	1,781	1,588	12.2%	6,873	6,329	8.6%
Total Segment Operating Expenses	15,077	14,101	6.9%	50,169	47,611	5.4%
Segment Operating Income	2,565	2,595	-1.2%	16,594	15,604	6.3%
Equity in Net Income (Loss) of Affiliates	(17)	(10)	-70.0%	(62)	(29)	-
Segment Income	$2,548	$2,585	-1.4%	$16,532	$15,575	6.1%

Segment Operating Income Margin	14.5%	15.5%		24.9%	24.7%

Wireline
Segment Operating Revenues
Data	$8,103	$7,581	6.9%	$31,798	$29,560	7.6%
Voice	5,464	5,994	-8.8%	22,619	25,126	-10.0%
Other	1,355	1,429	-5.2%	5,150	5,454	-5.6%
Total Segment Operating Revenues	14,922	15,004	-0.5%	59,567	60,140	-1.0%

Segment Operating Expenses
Operations and support	10,354	10,354	-	41,207	41,360	-0.4%
Depreciation and amortization	2,775	2,889	-3.9%	11,123	11,615	-4.2%
Total Segment Operating Expenses	13,129	13,243	-0.9%	52,330	52,975	-1.2%
Segment Operating Income	1,793	1,761	1.8%	7,237	7,165	1.0%
Equity in Net Income (Loss) of Affiliates	(1)	-	-	(2)	-	-
Segment Income	$1,792	$1,761	1.8%	$7,235	$7,165	1.0%

Segment Operating Income Margin	12.0%	11.7%		12.1%	11.9%

Advertising Solutions
Segment Operating Revenues	$-	$781	-	$1,049	$3,293	-68.1%

Segment Operating Expenses
Operations and support	-	558	-	773	2,265	-65.9%
Impairment of Intangible Assets	-	2,910	-	-	2,910	-
Depreciation and amortization	-	85	-	106	386	-72.5%
Total Segment Operating Expenses	-	3,553	-	879	5,561	-84.2%
Segment Income (Loss)	$-	$(2,772)	-	$170	$(2,268)	-

Segment Income Margin	-	-		16.2%	(68.9)%

Other
Segment Operating Revenues	$14	$22	-36.4%	$55	$75	-26.7%
Segment Operating Expenses	336	4,316	-92.2%	1,065	5,078	-79.0%
Segment Operating Income (Loss)	(322)	(4,294)	92.5%	(1,010)	(5,003)	79.8%
Equity in Net Income of Affiliates	233	145	60.7%	816	813	0.4%
Segment Income (Loss)	$(89)	$(4,149)	97.9%	$(194)	$(4,190)	95.4%

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions except per share amounts
Unaudited	December 31,
	2012	2011

Assets
Current Assets
Cash and cash equivalents	$4,868	$3,045
Accounts receivable - net of allowances for
doubtful accounts of $547 and $878	12,657	13,231
Prepaid expenses	1,035	1,102
Deferred income taxes	1,036	1,470
Other current assets	3,110	4,137
Total current assets	22,706	22,985
Property, Plant and Equipment - Net	109,767	107,087
Goodwill	69,773	70,842
Licenses	52,352	51,374
Customer Lists and Relationships - Net	1,391	2,757
Other Intangible Assets - Net	5,032	5,212
Investments in and Advances to Equity Affiliates	4,581	3,718
Other Assets	6,713	6,467
Total Assets	$272,315	$270,442

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$3,486	$3,453
Accounts payable and accrued liabilities	20,911	19,956
Advanced billing and customer deposits	3,808	3,872
Accrued taxes	1,026	1,003
Dividends payable	2,556	2,608
Total current liabilities	31,787	30,892
Long-Term Debt	66,358	61,300
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	28,491	25,748
Postemployment benefit obligation	41,392	34,011
Other noncurrent liabilities	11,592	12,694
Total deferred credits and other noncurrent liabilities	81,475	72,453
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	91,038	91,156
Retained earnings	22,481	25,453
Treasury stock	(32,888)	(20,750)
Accumulated other comprehensive income	5,236	3,180
Noncontrolling interest	333	263
Total stockholders' equity	92,695	105,797
Total Liabilities and Stockholders' Equity	$272,315	$270,442

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions
Unaudited
	2012	2011	2010

Operating Activities
Net income	$7,539	$4,184	$20,179
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	18,143	18,377	19,379
Undistributed earnings from investments in equity affiliates	(615)	(623)	(603)
Provision for uncollectible accounts	1,117	1,136	1,334
Deferred income tax expense and noncurrent
unrecognized tax benefits	1,285	2,937	(3,280)
Net (gain) loss from sale of investments, net of impairments	(19)	(89)	(802)
Impairment of intangible assets	-	2,910	85
Remeasurement of pension and postretirement benefits	9,994	6,280	2,521
Income from discontinued operations	-	-	(779)
Changes in operating assets and liabilities:
Accounts receivable	(1,365)	(1,164)	(101)
Other current assets	1,017	(397)	(185)
Accounts payable and accrued liabilities	1,798	(341)	(1,230)
Retirement benefit funding	-	(1,000)	-
Other - net	282	2,533	(1,296)
Total adjustments	31,637	30,559	15,043
Net Cash Provided by Operating Activities	39,176	34,743	35,222

Investing Activities
Construction and capital expenditures:
Capital expenditures	(19,465)	(20,110)	(19,530)
Interest during construction	(263)	(162)	(772)
Acquisitions, net of cash acquired	(828)	(2,368)	(2,906)
Dispositions	812	1,301	1,830
Sales (purchases) of securities, net	65	62	(100)
Other	(1)	27	29
Net Cash Used in Investing Activities	(19,680)	(21,250)	(21,449)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	1	(1,625)	1,592
Issuance of long-term debt	13,486	7,936	2,235
Repayment of long-term debt	(8,733)	(7,574)	(9,294)
Purchase of treasury stock	(12,752)	-	-
Issuance of treasury stock	477	237	50
Dividends paid	(10,241)	(10,172)	(9,916)
Other	89	(451)	(516)
Net Cash Used in Financing Activities	(17,673)	(11,649)	(15,849)
Net increase (decrease) in cash and cash equivalents	1,823	1,844	(2,076)
Cash and cash equivalents beginning of year	3,045	1,201	3,277
Cash and Cash Equivalents End of Year	$4,868	$3,045	$1,201

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts, subscribers and connections in (000s)
Unaudited	Three Months Ended			Twelve Months Ended
	12/31/2012	12/31/2011	% Chg	12/31/2012	12/31/2011	% Chg

Wireless
Volumes
Total				106,957	103,247	3.6%
Postpaid				70,497	69,309	1.7%
Prepaid				7,328	7,225	1.4%
Reseller				14,875	13,644	9.0%
Connected Devices				14,257	13,069	9.1%

Wireless Net Adds
Total	1,094	2,497	-56.2%	3,764	7,699	-51.1%
Postpaid	780	717	8.8%	1,438	1,429	0.6%
Prepaid	(166)	159	-	128	674	-81.0%
Reseller	234	592	-60.5%	1,027	1,874	-45.2%
Connected Devices	246	1,029	-76.1%	1,171	3,722	-68.5%
M&A Activity, Partitioned Customers and Other Adjs.	(8)	12	-	(54)	12	-

Wireless Churn
Postpaid Churn	1.19%	1.21%	-2 BP	1.09%	1.18%	-9 BP
Total Churn	1.42%	1.39%	3 BP	1.35%	1.37%	-2 BP

Other
Branded Computing Subscribers1				6,429	5,105	25.9%
Licensed POPs (000,000)				313	313	-

Wireline
Voice
Total Wireline Voice Connections				34,792	39,012	-10.8%
Net Change	(1,029)	(1,086)	5.2%	(4,220)	(4,551)	7.3%

Broadband
Total Wireline Broadband Connections				16,390	16,427	-0.2%
Net Change2	(2)	(49)	95.9%	(37)	118	-

Video
U-verse				4,536	3,791	19.7%
Satellite				1,600	1,765	-9.3%
Total Video Connections				6,136	5,556	10.4%
Net Change	159	164	-3.0%	580	639	-9.2%

Consumer Revenue Connections
Broadband3				14,531	14,492	0.3%
Video Connections4				6,114	5,542	10.3%
Voice5				18,614	21,232	-12.3%
Total Consumer Revenue Connections				39,259	41,266	-4.9%
Net Change	(418)	(586)	28.7%	(2,007)	(2,161)	7.1%

AT&T Inc.
Construction and capital expenditures
Capital expenditures	$5,846	$5,485	6.6%	$19,465	$20,110	-3.2%
Interest during construction	$66	$43	53.5%	$263	$162	62.3%
Dividends Declared per Share	$0.45	$0.44	2.3%	$1.77	$1.73	2.3%
End of Period Common Shares Outstanding (000,000)				5,581	5,927	-5.8%
Debt Ratio6				43.0%	38.0%	500 BP
Total Employees				241,810	256,420	-5.7%

1	Branded Computing Subscribers includes tablets, tethering plans, aircards, mobile Wi-Fi hot spots and other data-only devices.
2	Prior year amounts restated to conform to current period reporting methodology.
3	Consumer wireline broadband connections include DSL lines, U-verse High Speed Internet access and satellite broadband.
4	Video connections include sales under agency agreements with EchoStar and DirecTV customers and U-verse connections.
5	Includes consumer U-verse Voice over Internet Protocol connections of 2,905 as of December 31, 2012.
6	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
Note: For the end of 4Q12, total switched access lines were 31,887, retail business switched access lines totaled 14,274, and wholesale and coin switched access lines totaled 1,904.

Financial Data

AT&T Inc.
Non-GAAP Wireless Reconciliation
Wireless Segment EBITDA
Dollars in millions
Unaudited
	Three Months Ended					Twelve Months Ended
	12/31/11	3/31/12	6/30/12	9/30/12	12/31/12	12/31/11	12/31/12

Segment Operating Revenues
Service	$14,347	$14,566	$14,765	$14,906	$14,949	$56,726	$59,186
Equipment	2,349	1,570	1,588	1,726	2,693	6,489	7,577
Total Segment Operating Revenues	16,696	16,136	16,353	16,632	17,642	63,215	66,763

Segment Operating Expenses
Operations and support	12,513	9,978	9,590	10,432	13,296	41,282	43,296
Depreciation and amortization	1,588	1,666	1,696	1,730	1,781	6,329	6,873
Total Segment Operating Expenses	14,101	11,644	11,286	12,162	15,077	47,611	50,169

Segment Operating Income	2,595	4,492	5,067	4,470	2,565	15,604	16,594
Segment Operating Income Margin	15.5%	27.8%	31.0%	26.9%	14.5%	24.7%	24.9%

Plus: Depreciation and amortization	1,588	1,666	1,696	1,730	1,781	6,329	6,873
EBITDA	4,183	6,158	6,763	6,200	4,346	21,933	23,467
EBITDA as a % of Service Revenue	29.2%	42.3%	45.8%	41.6%	29.1%	38.7%	39.6%

EBITDA is defined as Operating Income Before Depreciation and Amortization. Annual Service EBITDA Margin is calculated as the sum of quarterly EBITDA divided by the sum of quarterly Service Revenues.

Financial Data

AT&T Inc.
Non-GAAP Financial Reconciliation
Free Cash Flow
Dollars in Millions
Unaudited
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2012	2011	2012

Net cash provided by operating activities	$7,489	$10,520	$34,743	$39,176

Less: Construction and capital expenditures	(5,528)	(5,912)	(20,272)	(19,728)

Free Cash Flow	$1,961	$4,608	$14,471	$19,448

Free Cash Flow after Dividends
Dollars in Millions
Unaudited
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2012	2011	2012

Net cash provided by operating activities	$7,489	$10,520	$34,743	$39,176

Less: Construction and capital expenditures	(5,528)	(5,912)	(20,272)	(19,728)

Free Cash Flow	1,961	4,608	14,471	19,448

Less: Dividends paid	(2,545)	(2,503)	(10,172)	(10,241)

Free Cash Flow After Dividends	$(584)	$2,105	$4,299	$9,207

Free cash flow includes reimbursements of certain postretirement benefits paid.

Free cash flow is defined as cash from operations minus construction and capital expenditures. Free cash flow after dividends is defined as cash from operations minus construction, capital expenditures and dividends. We believe these metrics provide useful information to our investors because management regularly reviews free cash flow as an important indicator of how much cash is generated by normal business operations, including capital expenditures, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Net-Debt-to-Adjusted EBITDA Ratio
Dollars in millions
Unaudited
	Three Months Ended
	3/31/12	6/30/12	9/30/12	12/31/12	2012

Operating Revenues	$31,822	$31,575	$31,459	$32,578	$127,434
Operating Expenses	25,721	24,758	25,422	38,536	114,437
Total Operating Income	6,101	6,817	6,037	(5,958)	12,997
Add Back Depreciation and Amortization	4,560	4,499	4,512	4,572	18,143
Consolidated Reported EBITDA	10,661	11,316	10,549	(1,386)	31,140
Add Back:
Actuarial Loss on Benefit Plan				9,994	9,994
Consolidated Adjusted EBITDA*	10,661	11,316	10,549	8,608	41,134
End-of-period current debt					3,486
End-of-period long-term debt					66,358
Total End-of-Period Debt					69,844
Less Cash and Cash Equivalents					4,868
Net Debt Balance					64,976
Net-Debt-to-Adjusted EBITDA Ratio					1.58

*Adjusted EBITDA excludes the impact of the benefit plan actuarial loss in order to better represent AT&T's operational performance.

Adjusted EBITDA excludes all actuarial losses ($10 billion loss in 2012) associated with our pension and postemployment benefit plans, which we immediately recognize in the income statement, pursuant to our accounting policy for the recognition of actuarial gains/losses. As a result, the Adjusted EBITDA reflects an expected return on plan assets of $4.3 billion (based on an average expected return on plan assets of 8.25%), rather than the actual return on plan assets of $6.3 billion (actual return of 12.1%), as included in the GAAP measure of income.

Our calculation of Adjusted EBITDA, as presented, may differ from similarly titled measures reported by other companies.

Financial Data

AT&T Inc.
Non-GAAP Financial Reconciliation
Adjusted Operating Revenues
Dollars in Millions
Unaudited
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2012	2011	2012

Reported Operating Revenues	$32,503	$32,578	$126,723	$127,434
Adjustments:
Removal of Advertising Solutions	(781)	-	(3,293)	(1,049)
Storm Impacts	-	27	-	27
Adjusted Operating Revenues	$31,722	$32,605	$123,430	$126,412

Year-over-year growth - Adjusted		2.8%		2.4%

Adjusted Operating Revenues is a non-GAAP financial measure calculated by excluding from operating revenues significant items that are non-operational or non-recurring in nature, including dispositions. Management believes that these measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Revenues should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculations of Adjusted Operating Revenues may differ from similarly titled measures reported by other companies.

Adjusted Operating Income
Dollars in Millions
Unaudited
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2012	2011	2012

Reported Operating Income	$(8,990)	$(5,958)	$9,218	$12,997
Adjustments:
Removal of Advertising Solutions	2,772	-	2,268	(170)
Storm Impacts	-	176	-	176
Actuarial Loss on Benefit Plan	6,280	9,994	6,280	9,994
Termination of T-Mobile Acquisition	4,181	-	4,181	-

Adjusted Operating Income	$4,243	$4,212	$21,947	$22,997

Year-over-year growth - Adjusted		-0.7%		4.8%

Adjusted Operating Income is a non-GAAP financial measures calculated by excluding from operating revenues and operating expenses significant items that are non-operational or non-recurring in nature. Management believes that this measure provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Income excludes all actuarial losses ($10 billion loss in 2012) associated with our pension and postemployment benefit plans, which we immediately recognize in the income statement, pursuant to our accounting policy for the recognition of actuarial gains/losses. As a result, the Adjusted Operating Income reflects an expected return on plan assets of $4.3 billion (based on an average expected return on plan assets of 8.25%), rather than the actual return on plan assets of $6.3 billion (actual return of 12.1%), as included in the GAAP measure of income.

Adjusted Operating Income should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculation of Adjusted Operating Income, as presented, may differ from similarly titled measures reported by other companies.

Financial Data

AT&T Inc.
Non-GAAP Financial Reconciliation
Adjusted Operating Expenses
Dollars in Millions
Unaudited
	Three Months Ended
	December 31,
	2011	2012

Reported Operating Expenses	$41,493	$38,536
Adjustments:
Removal of Advertising Solutions	(3,553)	-
Storm Impacts	-	(149)
Actuarial Loss on Benefit Plan	(6,280)	(9,994)
Termination of T-Mobile Acquisition	(4,181)	-

Adjusted Operating Expenses	$27,479	$28,393

Year-over-year growth - Adjusted		3.3%

Adjusted Operating Expenses is a non-GAAP financial measures calculated by excluding from operating expenses significant items that are non-operational or non-recurring in nature. Management believes that this measure provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Expenses excludes all actuarial losses ($10 billion loss in 2012) associated with our pension and postemployment benefit plans, which we immediately recognize in the income statement, pursuant to our accounting policy for the recognition of actuarial gains/losses. As a result, the Adjusted Operating Expenses reflects an expected return on plan assets of $4.3 billion (based on an average expected return on plan assets of 8.25%), rather than the actual return on plan assets of $6.3 billion (actual return of 12.1%), as included in the GAAP measure of income.

Adjusted Operating Expenses should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculation of Adjusted Operating Expenses, as presented, may differ from similarly titled measures reported by other companies.

Financial Data

AT&T Inc.
Non-GAAP Financial Reconciliation
Adjusted Diluted EPS
Unaudited
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2012	2011	2012

Reported Diluted EPS	$(1.12)	$(0.68)	$0.66	$1.25
Significant Items:
Removal of Advertising Solutions	0.46	-	0.41	(0.03)
Storm Impacts	-	0.02	-	0.02
Actuarial Loss on Benefit Plan	0.65	1.10	0.65	1.07
Termination of T-Mobile Acquisition	0.44	-	0.44	-
Tax Adjustments	(0.03)	-	(0.03)	-

Adjusted Diluted EPS	$0.40	$0.44	$2.13	$2.31

Year-over-year growth - Adjusted		10.0%		8.5%

Weighted Average Common Shares Outstanding
with Dilution (000,000)	5,955	5,680	5,950	5,821

Adjusted diluted EPS is a non-GAAP financial measure calculated by excluding from operating revenues, operating expenses and equity in net income of affiliates certain significant items that are non-operational or non-recurring in nature, including dispositions. Management believes that this measure provides relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted diluted EPS excludes all actuarial losses ($10 billion loss in 2012) associated with our pension and postemployment benefit plans, which we immediately recognize in the income statement, pursuant to our accounting policy for the recognition of actuarial gains/losses. As a result, the Adjusted diluted EPS reflects an expected return on plan assets of $4.3 billion (based on an average expected return on plan assets of 8.25%), rather than the actual return on plan assets of $6.3 billion (actual return of 12.1%), as included in the GAAP measure of income.

Adjusted diluted EPS should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculation of Adjusted diluted EPS, as presented, may differ from similarly titled measures reported by other companies.

Financial Data

AT&T Inc.
Non-GAAP Wireless Reconciliation
Wireless Segment Adjusted EBITDA
Dollars in millions
Unaudited
	Three Months Ended	Twelve Months Ended
	12/31/12	12/31/12

Reported Service Revenues	$14,949	$ 59,186
Adjustments:
Storm Impacts	22	22
Total Adjusted Service Revenues	$14,971	$ 59,208

EBITDA	$4,346	$ 23,467
Adjustments:
Storm Impacts	128	128
Adjusted EBITDA	$4,474	$ 23,595
Adjusted EBITDA as a % of Adjusted Service Revenues	29.9%	39.9%

EBITDA is defined as Operating Income Before Depreciation and Amortization. Annual Service EBITDA Margin is calculated as the sum of quarterly EBITDA divided by the sum of quarterly Service Revenues.

Adjusted EBITDA is a non-GAAP financial measure calculated by excluding from operating revenues and operating expenses significant items that are non-operational or non-recurring in nature. Management believes that this measure provides relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted EBITDA should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies.